                                                                    Exhibit (iv)

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                     Effective Date
----                                                                     --------------
Schwab International Index Fund -- Investor Shares                       July 21, 1993

Schwab International Index Fund -- Select Shares                         April 30, 1997

Schwab Small--Cap Index Fund -- Investor Shares                          October 14, 1993

Schwab Small--Cap Index Fund -- Select Shares                            April 30, 1997

Schwab MarketTrack Growth Portfolio -- Investor Shares (formerly known   September 25, 1995
as Schwab Asset Director--High Growth Fund)

Schwab MarketTrack Growth Portfolio -- P Shares                          November 29, 2005

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset    September 25, 1995
Director--Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio -- Investor Shares (formerly   September 25, 1995
known as Schwab Asset Director--Conservative Growth Fund)

Schwab MarketTrack Conservative Portfolio -- P Shares                    November 29, 2005

Schwab Market Track All Equity Portfolio (formerly known as Schwab       April 16, 1998
Asset Director--Aggressive Growth Fund)

Schwab S&P 500 Index Fund -- e.Shares                                    February 28, 1996

Schwab S&P 500 Index Fund -- Investor Shares                             February 28, 1996

Schwab S&P 500 Index Fund -- Select Shares                               April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)        May 21, 1996

Fund                                                                     Effective Date
----                                                                     --------------
Laudus International MarketMasters Fund -- Investor Shares (formerly     September 2, 1996
known as Schwab International MarketMasters Fund -- Investor Shares,
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus International MarketMasters Fund -- Select Shares (formerly       April 1, 2004
known as Schwab International MarketMasters Fund -- Select Shares,
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as     October 13, 1996
Schwab U.S. MarketMasters Fund -- Investor Shares, Schwab
MarketManager Growth Portfolio and Schwab OneSource Portfolios--Growth
Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as       June 1, 2004
Schwab U.S. MarketMasters Fund -- Select Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource Portfolios--Growth Allocation)

Schwab Balanced Fund (formerly known as Schwab Viewpoints Fund --        October 13, 1996
Investor Shares, Laudus Balanced MarketMasters Fund -- Investor
Shares, Schwab Balanced MarketMasters Fund -- Investors Shares, Schwab
MarketManager Balanced Portfolio and Schwab OneSource Portfolios--
Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investors Shares (formerly known   August 3, 1997
as Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select Shares (formerly known as   June 1, 2004
Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Institutional Select S&P 500 Fund (formerly known as              October 28, 1998
Institutional Select S&P 500 Fund)

Schwab Total Stock Market Index Fund -- Investor Shares                  April 15, 1999

Schwab Total Stock Market Index Fund -- Select Shares                    April 15, 1999

Schwab Financial Services Fund (formerly known as Financial Services     May 15, 2000
Focus Fund)

Schwab Health Care Fund (formerly known as Health Care Focus Fund)       May 15, 2000

Schwab Hedged Equity Fund -- Investor Shares                             August 6, 2002

Schwab Hedged Equity Fund -- Select Shares                               August 26, 2003

Fund                                                                     Effective Date
----                                                                     --------------
Schwab Small--Cap Equity Fund -- Investor Shares                         May 19, 2003

Schwab Small--Cap Equity Fund -- Select Shares                           May 19, 2003

Schwab Dividend Equity Fund -- Investor Shares                           September 23, 2003

Schwab Dividend Equity Fund -- Select Shares                             September 23, 2003

Schwab Premier Equity Fund -- Investor Shares                            November 16, 2004

Schwab Premier Equity Fund -- Select Shares                              November 16, 2004

Schwab Target 2010 Fund                                                  May 24, 2005

Schwab Target 2015 Fund                                                  November 12, 2007

Schwab Target 2020 Fund                                                  May 24, 2005

Schwab Target 2025 Fund                                                  November 12, 2007

Schwab Target 2030 Fund                                                  May 24, 2005

Schwab Target 2035 Fund                                                  November 12, 2007

Schwab Target 2040 Fund                                                  May 24, 2005

Schwab Retirement Income Fund                                            May 24, 2005

Schwab Large Cap Growth Fund -- Investor Shares                          May 24, 2005

Schwab Large Cap Growth Fund -- Select Shares                            May 24, 2005

Schwab Fundamental US Large Company Index Fund                           February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                       February 28, 2007

Schwab Fundamental International Large Company Index Fund                February 28, 2007

Schwab Fundamental Emerging Markets Index Fund                           November 12, 2007

Schwab Fundamental International Small-Mid Company Index Fund            November 12, 2007

Schwab Monthly Income Funds -- Moderate Payout                           February 25, 2008

Schwab Monthly Income Funds -- Enhanced Payout                           February 25, 2008

Schwab Monthly Income Funds -- Maximum Payout                            February 25, 2008

Fund                                                                     Effective Date
----                                                                     --------------
Schwab International Core Equity Fund                                    February 25, 2008

                                            SCHWAB CAPITAL TRUST

                                        By:
                                            -----------------------------
                                            Jeffrey Mortimer
                                            Senior Vice President
                                            and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:
                                            -----------------------------
                                            Fred Potts
                                            Senior Vice President
                                            Mutual Fund Client Services

Dated as of May 1, 2008

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                                     FEE
----                                                                     ---
Schwab International Index Fund -- Investor Shares                       Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab International Index Fund -- Select Shares                         Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Small--Cap Index Fund -- Investor Shares                          Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Small--Cap Index Fund--Select Shares                              Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab MarketTrack Growth Portfolio -- Investor Shares (formerly         Five one--hundredths of one percent (.05%) of the
known as Schwab Asset Director--High Growth Fund)                        Fund's average daily net assets

Schwab MarketTrack Growth Portfolio -- P Shares                          Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab          Five one--hundredths of one percent (.05%) of the
Asset Director--Balanced Growth Fund)                                    Fund's average daily net assets

Schwab MarketTrack Conservative Portfolio -- Investor Shares             Five one--hundredths of one percent (.05%) of the
(formerly known as Schwab Asset Director--Conservative Growth Fund)      Fund's average daily net assets

Schwab MarketTrack Conservative Portfolio -- P Shares                    Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab S&P 500 Index Fund--Investor Shares                               Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab S&P 500 Index Fund--e.Shares                                      Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab S&P 500 Index Fund--Select Shares                                 Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)        Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

FUND                                                                     FEE
----                                                                     ---
Laudus International MarketMasters Fund -- Investor Shares (formerly     Five one--hundredths of one percent (.05%) of the
known as Schwab International MarketMasters Fund -- Investor Shares,     Fund's average daily net assets
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus International MarketMasters Fund -- Select Shares (formerly       Five one--hundredths of one percent (.05%) of the
known as Schwab International MarketMasters Fund -- Select Shares,       Fund's average daily net assets
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as     Five one--hundredths of one percent (.05%) of the
Schwab U.S. MarketMasters Fund -- Investor Shares, Schwab                Fund's average daily net assets
MarketManager Growth Portfolio and Schwab OneSource
Portfolios--Growth Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as       Five one--hundredths of one percent (.05%) of the
Schwab U.S. MarketMasters Fund -- Select Shares, Schwab                  Fund's average daily net assets
MarketManager Growth Portfolio and Schwab OneSource
Portfolios--Growth Allocation)

Schwab Viewpoints Fund -- Investor Shares (formerly known as Laudus      Five one--hundredths of one percent (.05%) of the
Balanced MarketMasters Fund -- Investor Shares, Schwab Balanced          Fund's average daily net assets
MarketMasters Fund -- Investor Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios--Balanced Allocation)

Schwab Viewpoints Fund -- Select Shares (formerly known as Laudus        Five one--hundredths of one percent (.05%) of the
Balanced MarketMasters Fund -- Select Shares, Schwab Balanced            Fund's average daily net assets
MarketMasters Fund -- Select Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios--Balanced Allocation)

Laudus Small--Cap MarketMasters Fund -- Investor Shares (formerly        Five one--hundredths of one percent (.05%) of the
known as Schwab Small--Cap MarketMasters Fund -- Investor Shares,        Fund's average daily net assets
Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios--Small Company)

Laudus Small--Cap MarketMasters Fund -- Select Shares (formerly          Five one--hundredths of one percent (.05%) of the
known as Schwab Small--Cap MarketMasters Fund -- Select Shares,          Fund's average daily net assets
Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios--Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab       Five one--hundredths of one percent (.05%) of the
Asset Director--Aggressive Growth Fund)                                  Fund's average daily net assets

FUND                                                                     FEE
----                                                                     ---
Schwab Institutional Select S&P 500 Fund (formerly known as              Five one--hundredths of one percent (.05%) of the
Institutional Select S&P 500 Fund)                                       Fund's average daily net assets

Schwab Total Stock Market Index Fund -- Investor Shares                  Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Total Stock Market Index Fund -- Select Shares                    Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Financial Fund (formerly known as Financial Services Focus        Five one--hundredths of one percent (.05%) of the
Fund)                                                                    Fund's average daily net assets

Schwab Health Care Fund (formerly known as Health Care Focus Fund)       Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Hedged Equity Fund -- Investor Shares                             Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Hedged Equity Fund -- Select Shares                               Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Small--Cap Equity Fund -- Investor Shares                         Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Small--Cap Equity Fund -- Select Shares                           Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Dividend Equity Fund -- Investor Shares                           Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Dividend Equity Fund -- Select Shares                             Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Premier Equity Fund -- Investor Shares                            Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Premier Equity Fund -- Select Shares                              Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Target 2010 Fund                                                  Zero percent (0%) of the Fund's average daily net
                                                                         assets

Schwab Target 2015 Fund                                                  Zero percent (0%) of the Fund's average daily net
                                                                         assets

Schwab Target 2020 Fund                                                  Zero percent (0%) of the Fund's average daily net
                                                                         assets

Schwab Target 2025 Fund                                                  Zero percent (0%) of the Fund's average daily net
                                                                         assets

FUND                                                                     FEE
----                                                                     ---
Schwab Target 2030 Fund                                                  Zero percent (0%) of the Fund's average daily net
                                                                         assets

Schwab Target 2035 Fund                                                  Zero percent (0%) of the Fund's average daily net
                                                                         assets

Schwab Target 2040 Fund                                                  Zero percent (0%) of the Fund's average daily net
                                                                         assets

Schwab Retirement Income Fund                                            Zero percent (0%) of the Fund's average daily net
                                                                         assets

Schwab Large Cap Growth Fund -- Investor Shares                          Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Large Cap Growth Fund -- Select Shares                            Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Fundamental US Large Company Index Fund                           Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Fundamental US Small-Mid Company Index Fund                       Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Fundamental International Large Company Index Fund                Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Fundamental Emerging Markets Index Fund                           Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Fundamental International Small-Mid Company Index Fund            Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab Monthly Income Fund -- Moderate Payout                            Zero percent (0%) of the Fund's average daily net
                                                                         assets

Schwab Monthly Income Fund -- Enhanced Payout                            Zero percent (0%) of the Fund's average daily net
                                                                         assets

Schwab Monthly Income Fund -- Maximum Payout                             Zero percent (0%) of the Fund's average daily net
                                                                         assets

Schwab International Core Equity Fund -- Investor Shares                 Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab International Core Equity Fund -- Select Shares                   Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

Schwab International Core Equity Fund -- Institutional  Shares           Five one--hundredths of one percent (.05%) of the
                                                                         Fund's average daily net assets

FUND                                                                     FEE
----                                                                     ---

Except with respect to the Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab 2020 Fund, Schwab Target 2025 Fund, Schwab 2030 Fund, Schwab Target 2035 Fund, Schwab 2040 Fund, the Schwab Retirement Income Fund, Schwab Monthly Income Fund -- Moderate Payout, Schwab Monthly Income Fund -- Enhanced Payout, Schwab Monthly Income Fund -- Maximum Payout, the aforementioned transfer agency services fees shall be reduced to the extent a third--party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain sub--transfer agency services. In no event shall this fee reduction with respect to any third party intermediary be greater than four one--hundredths of one percent (.04%) of the average daily net assets of the Fund with respect to which such third--party intermediary provides sub--transfer agency services. This fee reduction shall exclude fees paid to a third party intermediary for shareholder related services.

                                        SCHWAB CAPITAL TRUST

                                        By:
                                            -----------------------------
                                            Jeffrey Mortimer
                                            Senior Vice President
                                            and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:
                                            -----------------------------
                                            Fred Potts
                                            Senior Vice President
                                            Mutual Fund Client Services

Dated as of May 1, 2008